SCHEDULE 14A INFORMATION
                               ------------------------

             Proxy Statement Pursuant to Section 14(a) of the Securities
                                 Exchange Act of 1934
                                 (Amendment No.    )

     Filed by the Registrant  [X]
     Filed by a Party other than the Registrant  [ ]
     Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or
          Section 240.14a-12

                        Advanced Mammography Systems, Inc.
     ----------------------------------------------------------------------
                   (Name of Registrant as Specified In Its Charter)

     ----------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

     Payment of Filing Fee (Check the appropriate box):

     [X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1),
          14a-6(i)(2) or Item 22 (a)(2) of Schedule 14A.

     [ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)  Title of each class of securities to which transaction applies:

             ---------------------------------------------------------------

          2)  Aggregate number of securities to which transaction applies:

             ---------------------------------------------------------------

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

             ---------------------------------------------------------------

          4)  Proposed maximum aggregate value of transaction:

             ---------------------------------------------------------------

          5)  Total fee paid:

             ---------------------------------------------------------------
     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)  Amount Previously Paid:

              --------------------------------------------------------
          2)  Form, Schedule or Registration Statement No.:

              --------------------------------------------------------
          3)  Filing Party:

              --------------------------------------------------------
          4)  Date Filed:

              --------------------------------------------------------

                          ADVANCED MAMMOGRAPHY SYSTEMS, INC.
                                   46 JONSPIN ROAD
                           WILMINGTON, MASSACHUSETTS 01887

                       NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       ---------------------------------------
                              TO BE HELD AUGUST 22, 1996
                              --------------------------

     To the Stockholders of Advanced Mammography Systems, Inc.:

          Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of ADVANCED MAMMOGRAPHY SYSTEMS, INC. (the "Company"), will be held at Reid & Priest LLP, 40 West 57th Street, New York, New York, 30th Floor, on Thursday, August 22, 1996 at 10:00 A.M., local time, for the following purposes:

          1. To elect a Board of seven Directors to serve until the next annual meeting of stockholders or until their successors are elected and qualified;

          2.   To approve amendments to the Company's 1992 Stock Option Plan;

          3. To approve amendments to the Company's 1992 Non-Employee Directors' Stock Option Plan; and

          4. To consider and take action upon such other matters as may properly come before the Meeting and any adjournment or adjournments thereof.

          The close of business on July 26, 1996 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting.

          All stockholders are cordially invited to attend the Meeting. Whether or not you expect to attend, you are respectfully requested by the Board of Directors to sign, date and return the enclosed proxy promptly in the accompanying envelope. Stockholders who execute proxies retain the right to revoke them at any time prior to the voting thereof.

                                        By Order of the Board of Directors,


                                        Charles Moche, Secretary

     Wilmington, Massachusetts
     July 29, 1996

          THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.

                          ADVANCED MAMMOGRAPHY SYSTEMS, INC.
                                   46 JONSPIN ROAD
                           WILMINGTON, MASSACHUSETTS 01887


                             ----------------------------

                                   PROXY STATEMENT
                            ANNUAL MEETING OF STOCKHOLDERS
                                   AUGUST 22, 1996

                             ----------------------------



                                       GENERAL
                                       -------

          This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Advanced Mammography Systems, Inc., a Delaware corporation (the "Company"), to be voted at the 1996 Annual Meeting of Stockholders (the "Meeting") and every adjournment thereof. The Meeting will be held at the place and time and for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

          The approximate date on which this Proxy Statement, the accompanying form of proxy and the 1995 Annual Report will first be sent or given to the Company's stockholders is July 30, 1996.

          Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the Meeting. If you do attend, you may vote by ballot at the Meeting, thereby canceling any proxy previously given.

                         VOTING SECURITIES AND VOTE REQUIRED
                         -----------------------------------

          Only holders of shares of Common Stock, $.01 par value per share (the "Common Stock"), of record at the close of business on July 26, 1996 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, the Company had issued and outstanding 6,598,376 shares of Common Stock. Each outstanding share is entitled to one vote upon all matters to be acted upon at the Meeting. No other class of voting securities was outstanding as of the Record Date. The presence, in person or by proxy, of the holders of shares representing a majority of the outstanding Common Stock will constitute a quorum.

          Proxies are solicited to give all stockholders who are entitled to vote on the matters that come before the Meeting the opportunity to do so whether or not they choose to attend the Meeting in person.

          A registered stockholder may vote by proxy using the proxy card enclosed with this Proxy Statement. A proxy may be revoked at any time before it is voted at the Meeting by the stockholder taking one of the following actions: (i) by giving written notice of the revocation to the Company, (ii) by executing and delivering a proxy with a later date or
     (iii) by voting in person at the Meeting. Stockholders who hold their shares through an intermediary must provide instructions on voting as requested by their bank or broker.

          If the enclosed proxy is properly executed and returned, the shares represented thereby will be voted in accordance with the instructions thereon. In the absence of specific instructions the shares represented by the proxies will be voted FOR the election of the nominees set forth under the caption "Election of Directors" and FOR the approval of the amendments to the 1992 Stock Option Plan (the "Employee Plan") and the amendments to the 1992 Non-Employee Directors' Stock Option Plan (the "Directors Plan," and together with the Employee Plan sometimes collectively, the "Option Plans"). Advanced NMR Systems, Inc. ("Advanced NMR"), which beneficially owns more than a majority of the outstanding shares of the Company's Common Stock intends to vote its shares for the management slate of nominees and the approval of the amendments to the Option Plans, thereby assuring the approval of those proposals.

          In accordance with the laws of the State of Delaware, (i) the election of directors requires a plurality of the votes cast and (ii) the approval of the amendments to the Option Plans requires the affirmative vote of the holders of a majority of the shares of Common Stock voting at the Meeting. In voting for directors, only proxies and ballots marked "FOR all nominees," "WITHHELD for all nominees" or specifying that votes be withheld for one or more designated nominees will be counted to determine the total number of votes cast; broker non-votes will not be counted. Abstention and broker "non-votes" will be counted toward determining the presence of a quorum for transaction of business with regard to all matters other than the election of directors, abstentions will have the effect of a negative vote. A broker "non-vote" will have no effect on the outcome of any of the proposals.

          Management of the Company does not know of any matters other than those stated in this Proxy Statement which are to be presented for action at the Meeting. If any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted on any such other matters in accordance with the judgment of the persons voting the proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

                                  SECURITY OWNERSHIP
                                  ------------------

          The table below sets forth information as of the Record Date concerning beneficial ownership of shares of the Company's Common Stock of
     (i) all persons known by the Company to own beneficially 5% or more of the Common Stock, (ii) each present director and nominee for director, and
     (iii) all directors and executive officers of the Company as a group, based upon the number of outstanding shares as of the Record Date.


                                                            Percentage of
                                        Amount and Nature   Outstanding
     Name and Address     Position with of Common Stock     Common Stock
     of Beneficial Owner  Company       Beneficially Owned  Beneficially Owned*
     -------------------  ------------- ------------------  ------------------

     Advanced NMR                --
     Systems, Inc.
     46 Jonspin Road
     Wilmington, MA 01887                      4,000,000 (1)     60.6%

     Jack Nelson            Chairman of the
                            Board, Chief
                            Executive
                            Officer and
                            Acting Treasurer   4,070,000 (2)     61.1%

     Robert Spira, M.D.     Vice Chairman
                            of the Board          13,750 (3)       .2%

     Enrique Levy           President, Chief
                            Operating Officer
                            and Director       4,000,000 (2)     60.6%

     George Aaron           Director              14,750 (3)       .2%

     Alison Estabrook, M.D. Nominee                    0            0%

     Sol Triebwasser, Ph.D. Director              13,750 (3)       .2%

     Bernard Weiner, M.D.   Director              10,000 (4)       .2%

     All directors and
     officers as a group                       4,162,250 (5)     61.6%
     (8 persons)

     ______________________________

     * All shares are beneficially owned, and the sole voting and investment power is held by the persons named, except as set forth in the notes below. A person is deemed to be the beneficial owner of shares that can be acquired within 60 days of the Record Date upon exercise of outstanding options.

     (1) Includes 2,750,000 shares subject to an escrow arrangement described below.

     (2) Includes (i) 70,000 shares of Common Stock underlying immediately exercisable options under the Employee Plan and (ii) 4,000,000 shares beneficially owned by Advanced NMR, of which Messrs. Nelson and Levy are executive officers and directors, and as to which shares they disclaim beneficial ownership. With respect to Mr. Nelson and Mr. Levy, excludes 110,000 shares and 100,000 shares, respectively, underlying options not presently exercisable.

     (3) Includes 13,750 shares of Common Stock underlying immediately exercisable options under the Directors Plan, excludes (i) shares owned by Advanced NMR of which Messrs. Aaron, Nelson, Spira and Triebwasser are directors or (ii) 1,250 shares underlying options not presently exercisable held by each of them.

     (4) Includes 10,000 shares of Common Stock underlying immediately exercisable options under the Directors Plan.

     (5) Includes 161,250 shares of Common Stock underlying immediately exercisable options under the Option Plans.

     Escrow Shares

          In connection with the Company's January 1993 public offering, Advanced NMR, which was the sole stockholder of the Company, placed in escrow an aggregate of 2,750,000 (the "Escrow Shares") of the 4,000,000 shares of Common Stock it owned. Advanced NMR may vote the Escrow Shares, but cannot assign or transfer them while they remain subject to the escrow.

          The Escrow Shares would be released upon either the Company meeting certain threshold amounts of pretax net income or the average closing bid price of the Common Stock meeting certain threshold price levels for certain prescribed periods. The only unexpired threshold is the Company having a minimum pretax income equal to at least $8.0 million for the year ending December 31, 1996. No Escrow Shares have been released from the escrow. On May 1, 1997, all Escrow Shares not released from escrow will be forfeited by Advanced NMR and contributed to the capital of the Company.


                                      PROPOSAL 1

                                ELECTION OF DIRECTORS
                                ---------------------

          At the Meeting, seven directors will be elected by the stockholders to serve until the next Annual Meeting of Stockholders or until their successors are elected and qualified. As of the Meeting, the number of directors will be reduced from nine to seven. Messrs. Nelson, Spira, Aaron and Triebwasser were elected at the last annual meeting and Messrs. Levy and Weiner were appointed by the Board to fill vacancies. Messrs. Joseph DeRose, Gary A. Kittrell and George A. Silver who are presently directors will cease their directorships as of the Meeting. The accompanying proxy will be voted for the election as directors of the nominees listed below unless the proxy contains contrary instructions. The Company has no reason to believe that any of the nominees will be unable to serve as a director. However, in the event that any of the nominees should become unable to serve as a director, the persons named in the proxy have advised that they will vote for the election of such person or persons as shall be designated by management.

          The following sets forth information about each nominee for election to the Board of Directors.

                                             DIRECTOR    OTHER POSITIONS WITH
                                             --------    --------------------
     NAME                              AGE     SINCE            COMPANY
     ----                              ---     -----            -------
     Jack Nelson (1) . . . . . . . . .  45     1992    Chairman of the Board,
                                                       Chief Executive Officer
                                                       and Acting Treasurer
     Robert Spira, M.D. (1) (4)  . . .  46     1992    Vice Chairman
     Enrique Levy (1) (4)  . . . . . .  59     1995    President and Chief
                                                       Operating Officer
     George Aaron (2)(3) . . . . . . .  44     1992    ----
     Alison Estabrook  . . . . . . . .  44     ----    ----
     Sol Triebwasser, Ph.D. (2)  . . .  72     1992    ----
     Bernard Weiner (4)  . . . . . . .  48     1995    ----

     ____________________
     (1)    Member of the Executive Committee.
     (2)    Member of the Audit Committee.
     (3)    Member of the Compensation/Option Committee.
     (4)    Member of the Nominating Committee.

          Jack Nelson has been Chairman of the Board and Chief Executive Officer
          -----------
     of the Company since its formation in July 1992, Acting Treasurer since July 1992, and was Acting Chief Financial Officer from July 1992 to November 1993 and was Acting President from April 1995 to October 1995.
     Mr. Nelson has also been Chairman of the Board of Advanced NMR since June 1991 and Treasurer of Advanced NMR since November 1990. From 1976 through 1993, Mr. Nelson was engaged in the private practice of law in New York, New York and for more than five years prior to December 31, 1993, he had been a senior partner with the law firm of Zaslowsky, Marx & Nelson. Since January 1994, he has been employed full-time with the Company and Advanced NMR. He is a director of Applied Laser Systems, Inc. (OTC-NASDAQ).

          Robert Spira, M.D. has been Vice Chairman of the Company since August
          ------------------
     1992 and of Advanced NMR since February 1994. Since October 1992, Dr. Spira has been the Director of the Department of Gastroenterology at St. Michael's Medical Center in Newark, New Jersey. For more than five years prior thereto, he was Chief of Gastrointestinal Endoscopy at St. Michael's Medical Center. Dr. Spira is the past President of the New Jersey Society for Gastrointestinal Endoscopy and is President-elect of the New Jersey Society of Gastroenterology. He is a graduate of NYU School of Medicine. Dr. Spira has been a director of Advanced NMR since September 1990.

          Enrique Levy has been President and Chief Operating Officer of the
          ------------
     Company and Advanced NMR since October 1995. From May 1994 to October 1995, he was Manager, Manufacturing for Xerox Graphic Systems, the manufacturer of Verde Digital Recording Film, Purchase, New York, a venture of Xerox Corporation. From April 1989 to May 1994, he was Executive Vice President of Worldwide Process Technologies, Allendale, New Jersey, a manufacturer of machinery and equipment for the web handling and film and paper coating industries. He holds a B.S. in Chemical Engineering from the Louisiana State University. He has been a director of Advanced NMR since August 1995.

          George Aaron is the President of the Portman Group Inc. in Fort Lee,
          ------------
     New Jersey, which he founded in 1981, where he is involved in advising and investing in technology-based start-up companies, as well as the international transfer of commercial applications of technology, primarily in the healthcare field. He is a founder, President and Chief Operating Officer of Portman Pharmaceuticals, Inc. which is engaged in the research and development of therapeutic and diagnostic products for autoimmune diseases and immunomodulation. Mr. Aaron has been a director of Advanced NMR since August 1992.

          Alison Estabrook, M.D. has been the Director, Breast Clinic at
          ----------------------
     Presbyterian Hospital, New York, New York, since 1985, and Chief, Breast Service since 1991. Dr. Estabrook has been an Associate Professor of Clinical Surgery at Columbia Presbyterian Medical Center since 1992, having been an Assistant Professor of Surgery from 1984 to 1992. She is co-founder of Women at Risk: High Risk Breast Cancer Program at Columbia
                -------------
     Presbyterian. She has written articles in various medical publications and is a member of several professional associations, including Board Member of the American Society of Breast Diseases. She is a graduate of the NYU School of Medicine.

          Sol Triebwasser, Ph.D. is Director of Technical Journals and
          ----------------------
     Professional Relations for the IBM Corporation in Thornwood, New York. Since receiving a Ph.D. in physics from Columbia University in 1952, he has managed various projects in device research and applications at IBM.
     Dr. Triebwasser serves as a director of Banner Aerospace, Inc. (NYSE), and is a Fellow of the Institute for Electrical and Electronic Engineers, the American Physical Society and the American Association for the Advancement of Science. Dr. Triebwasser has been a director of Advanced NMR since July 1984.

          Bernard Weiner, M.D. has been the Director of Nephrology and
          --------------------
     Hemodialysis at Westchester Square Medical Center since 1985. Since 1980, Dr. Weiner has been Assistant Clinical Professor in the Department of Medicine at Albert Einstein College of Medicine. Dr. Weiner has written articles in several medical publications and is a member of American College of Physicians, the National Kidney Foundation, the American Society of Internal Medicine and the International Society of Nephrology. He is a graduate of Albert Einstein College of Medicine.

          Directors are elected by the Company's stockholders at each annual meeting or, in the case of a vacancy, are appointed by the directors then in office, to serve until the next annual meeting or until their successors are elected and qualified.

          Directors of the Company who are not also officers of the Company or a director of Advanced NMR are paid an annual fee of $10,000 for serving on the Board of Directors. The directors are reimbursed for expenses incurred in attending meetings.

     Board Meetings and Committees
     ------------------------------

          During the fiscal year ended September 30, 1995, there were five meetings of the Board of Directors. All directors attended at least 75% of the Board and appropriate committee meetings.

          The Executive Committee exercises all the powers and authority of the Board of Directors in the management and affairs of the Company between meetings of the Board of Directors, to the extent permitted by law.

          The Audit Committee reviews with the Company's independent accountants the scope and timing of the accountants' audit services and any other services they are asked to perform, their report on the Company's financial statements following completion of their audit and the Company's policies and procedures with respect to internal accounting and financial controls. In addition, the Audit Committee reviews the independence of the independent public accountants and makes annual recommendations to the Board of Directors for the appointment of independent public accountants for the ensuing year.

          The Compensation/Option Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company. This Committee also administers the 1992 Stock Option Plan.

          The Nominating Committee reviews and recommends to the Board of Directors the persons to serve on the management slate of directors. The Nominating Committee had met with and reviewed the qualifications of persons to serve on the management slate.

     Stock Options
     -------------

          1992 Stock Option Plan. In October 1992, the Company adopted the 1992 Stock Option Plan (the "Employee Plan"). The Employee Plan provides for the issuance of options, either incentive (as defined in the Internal Revenue Code of 1986, as amended (the "Code")), or non-qualified, covering up to 750,000 shares of Common Stock (subject to appropriate adjustments in the event of stock splits, stock dividends and similar dilutive events). Options may be granted under the Employee Plan to employees, officers, consultants and advisors to the Company. The Employee Plan is administered by the Compensation/Option Committee. As of June 30, 1996, options for 395,000 shares of Common Stock were outstanding under this Plan at exercise prices ranging from $4.63 to $10.00 per share and expiring from 1998 to 2005.

          1992 Non-Employee Directors' Stock Option Plan. In December 1992, the Company adopted the 1992 Non-Employee Directors' Stock Option Plan (the "Directors Plan"), which provides for the grant by the Company of options to purchase up to an aggregate of 100,000 shares of the Company's Common Stock (subject to adjustment, in certain cases, including stock splits, recapitalizations and reorganizations). The purposes of the Directors Plan is to attract, retain and motivate the Company's non-employee directors.
     As of June 30, 1996, options for 95,000 shares of Common Stock were outstanding under this Plan at exercise prices ranging from $6.00 to $12.81 per share and expiring from 2003 to 2005.

          At the Meeting, the stockholders will consider proposals to amend the Employee Plan and the Directors Plan, see Proposals II and III herein.


           OPTION/SAR GRANTS IN FISCAL YEAR ENDED SEPTEMBER 30, 1995
     -------------------------------------------------------------------------

                                     Individual
                                     Grants


     -------------------------------------------------------------------------
            (a)             (b)             (c)            (d)

                      Number of
                      Securities     % of Total
                      Underlying     Options/SARS
                      Options/       Granted to       Exercise
                      SARs           Employees in     or Base
      Name            Granted(#)     Fiscal Period    Price
      ----            ----------     -------------    -----

      Jack Nelson     120,000        60%              $10.00



     -------------------------------------------------------------------------
                           Potential Realizable Value at   Alternative to
                           Assumed Rates of Stock Price     (f) and (g)
                           Appreciation for Option Term      Grant Date
                                                                Value
     -------------------------------------------------------------------------
       (a)        (e)              (f)            (g)            (h)



                                                                  Grant
                                                                   Date
                   Expiration                                    Present
       Name           Date          5%($)         10%($)         Value $
       ----           ----          -----         ------         -------
     Jack Nelson    6/29/2000     $408,000       $926,400

     *Excludes options for 50,000 shares which were granted in fiscal 1994 and were forfeited as of September 30, 1995.


                           Fiscal Year End Option Value
     -------------------------------------------------------------------------

                                                       Value of Unexercised
                            Number of Unexercised      In-the-Money Options
                          Options at Sept. 30, 1995   at September 30, 1995
      Name                Exercisable/Unexercisable        Exercisable
      ----                -------------------------        -----------
      Jack Nelson               6,250/173,750                  -0-


     Executive Compensation
     ----------------------

            The following table sets forth the aggregate cash compensation paid by the Company to its most highly compensated officers whose cash compensation exceeded $100,000 for services performed during the nine month period ended September 30, 1995. During fiscal 1995, the Company's executive officers were employed by Advanced NMR and, pursuant to a Shared Services Agreement, devoted a portion of their respective working time to the Company for which the Company reimbursed Advanced NMR, see "Related Transactions." Accordingly, no executive officer received cash compensation in fiscal 1995 from the Company in an amount exceeding $100,000.




                                             Annual Compensation
                                     -----------------------------------



      Name and Principal                                    Other Annual
           Position                  Salary      Bonus      Compensation
      -----------------     Year       ($)        ($)           ($)
                            ----     ------      -----      ------------
      Jack Nelson,          1995     --          --          --
      Chairman of the
      Board and CEO

                                            Long-Term Compensation
                                 ----------------------------------------------
                                         Awards                  Payouts
                                 ----------------------  ----------------------

                                 Restricted      Stock
      Name and Principal            Stock       Options    LTIP     All Other
           Position               Award(s)     Award(s)  Payouts   Compensation
      ------------------  Year       (#)          (#)      ($)         ($)
                          ----    --------     --------  -------   ------------
      Jack Nelson,        1995    --           120,000   --        --
      Chairman of the
      Board and CEO

          ---------------

          (1)  Stock options awards are for the nine months ended
               September 30, 1995.
          (2) Does not include amount reimbursed by the Company to Advanced NMR.


     Employment Agreements
     ---------------------

          Jack Nelson, the Company's Chairman of the Board and Chief Executive Officer, and Charles Moche, the Company's Chief Financial Officer, were also employed by Advanced NMR during fiscal 1995. Neither of these executive officers received any separate compensation from the Company for fiscal 1995. Mr. Nelson's salary as the Chairman of the Board and Chief Executive Officer of the Company and Advanced NMR for the nine months ended September 30, 1995, was $176,250. Mr. Moche's salary as Chief Financial Officer of the Company and Advanced NMR was $135,000 for the nine months ended September 30, 1995. In January 1994, Advanced NMR entered into a three year employment agreement with Mr. Nelson, which agreement is being revised to include the Company as a party and to change the base salary and the termination provisions. Mr. Moche's employment agreement with Advanced NMR has expired, and has been subject to three-month renewals. Approximately 50% of their fiscal 1995 compensation paid by Advanced NMR was allocated to the Company.

          Effective October 1995, the Company and Advanced NMR entered into an Employment Agreement with Enrique Levy, employing him as President and Chief Operating Officer of the Company and Advanced NMR through December 31, 2000, at a base salary of $225,000 per annum with a 10% increase in base salary effective during the second year, with any additional increases during third, fourth and fifth years to be based upon increasing net income of the Company and Advanced NMR in excess of the annual budgeted net income of the respective companies. Mr. Levy also received a $30,000 "signing" bonus and is entitled to receive annual cash bonuses based upon his overall performance including a comparison of the actual annual financial results of each of the Company and Advanced NMR as compared to budgets for the year. Mr. Levy was also granted options to purchase 100,000 shares of the Company's Common Stock vesting over a three year period. Upon termination of his Employment Agreement with either corporation, the remaining corporation would have the complete obligations to Mr. Levy thereunder.

          Mr. Levy's Employment Agreement as well as the employment agreement to be entered into by the Company with Mr. Nelson contain provisions that upon a "change of control" of the Company the employee would receive as severance an amount equal to 2.99 times his base salary and all unvested options would vest immediately, provided that the amount or time of payment would be modified if such payment would result in the application of an excise tax under the Internal Revenue Code of 1986, as amended. A "change of control" would occur when a person or group becomes the beneficial owner of 20% or more of the Company's securities without the prior approval of the Company's Board of Directors or a change in the Company's Board whereby a majority of the Board Members does not consist of present or chosen successors of present directors.

          The Company does not have any annuity, retirement, pension or deferred compensation plan or other arrangement under which any executive officers are entitled to benefits, other than eligibility to be granted options under the Employee Plan and participation in health insurance plans.

     Compensation Committee
     ----------------------

          The Compensation/Option Committee of the Company consists of George Aaron, Gary A. Kittrell and George Silver. Since Messrs. Kittrell and Silver are not standing for re-election as directors, two new Committee Members will have to be elected by the new Board of Directors. This Committee is responsible for developing and making recommendations to the Company with respect to executive officer compensation policies addressing such matters as salaries, bonuses, incentive plans, benefits and overall compensation. The Compensation/Option Committee recommends the compensation to be paid to the executive officers of the Company. The objectives of the Compensation/Option Committee in determining the type and amount of executive officer compensation are to provide a level of base compensation which allows the Company to attract and retain competent personnel. Messrs. Aaron and Silver also are members of the Advanced NMR Compensation/Option Committee. The Compensation/Option Committee met in fiscal 1995 to review the terms of Mr. Levy's Employment Agreement as part of the review of such Agreement by the Advanced NMR Compensation/Option Committee.


                                 RELATED TRANSACTIONS
                                 --------------------

          In July 1992, Advanced NMR formed the Company as a subsidiary for the purpose of financing the development of MRI scanners for mammography. Advanced NMR and the Company then entered into a License Agreement for the transfer by Advanced NMR to the Company of the relevant technology in exchange for 4,000,000 shares (of which 2,750,000 shares are held in escrow) of the Company's Common Stock plus $1,680,000. The Agreement grants to the Company a perpetual, worldwide exclusive, royalty-free license to all proprietary technology and related know-how in connection with developing a dedicated MR system for breast imaging, and grants each corporation certain rights as to other dedicated uses developed by the other corporation. At the time of the transaction, the Company was a wholly-owned subsidiary of Advanced NMR and the consideration paid to Advanced NMR was determined by Advanced NMR and the Company without independent appraisal.

          As of January 25, 1993, the effective date of the Company's initial public offering, the Shared Services Agreement with Advanced NMR became effective. Under the Shared Services Agreement, (i) Advanced NMR makes available its research scientists, engineers and other personnel to the Company and, to the extent that more than 51% of the time of any such individual is devoted to performing work for the Company, such person would be deemed a full-time employee of the Company, (ii) Advanced NMR causes its executive officers to serve as executive officers of the Company, and (iii) the Company continues to occupy its required office and research space at Advanced NMR's facility and utilizes Advanced NMR's administrative and clerical staff and services. To the extent feasible, if any non-administrative full-time employees of either the Company or Advanced NMR perform services for the other entity, the Company or Advanced NMR, as the case may be, reimburses the other entity for such services. The Shared Services Agreement had an initial term of one year expiring January 24, 1994, and two one-year renewals, and has been extended to August 24, 1996. The Company pays Advanced NMR a monthly fee for overhead services which is calculated by apportioning the total amount spent by Advanced NMR on all general overhead expenses, based on a fixed percentage of overhead expenses plus an allocation of compensation of executive officers based on the amount of time spent with the respective companies. Advanced NMR's officers and employees are required by the Shared Services Agreement to devote as much time to Company's business as they, in their discretion, consider appropriate. The Boards of Directors and the President of both the Company and Advanced NMR are responsible for determining the appropriate amount of time spent by Advanced NMR's officers and employees pursuant to the Shared Services Agreement, and overseeing the provision of such services. It is expected that as of the next renewal the allocations will be recalculated retroactively to better reflect changes in costs. Any conflicts under the Shared Services Agreement will be resolved by Jack Nelson, the Chairman of both the Company and Advanced NMR, and by the Board of Directors of each company, consistent with their fiduciary duties.

          As of December 31, 1995, Advanced NMR had made advances and been reimbursed for expenses incurred on behalf of the Company for research and development and other activities relating to the development of the Company's MRI scanner for breast imaging aggregating approximately $2,942,000.

          The Company believes that the transactions between the Company and Advanced NMR, described above were on terms not less favorable to the Company than the terms that would have been available from unaffiliated parties under similar circumstances. Actual comparisons with other trans-actions are not possible, however.

          On February 4, 1996, Advanced NMR and its wholly-owned subsidiary, AMS Merger Corporation (the "Subsidiary"), entered into an Agreement and Plan of Merger (the "Merger Agreement") with the Company. The Merger Agreement provided for the merger (the "Merger") of the Subsidiary into the Company, with the Company as the surviving corporation of the Merger, which would operate as a wholly-owned subsidiary of Advanced NMR. The Board of Directors of the Company had appointed a special committee of independent directors to negotiate the merger consideration, and such committee had retained separate legal counsel and financial advisors to assist them. On May 15, 1996, upon the Company closing a private placement of $3 million principal amount of 4% Convertible Debentures, the Company and Advanced NMR terminated the Merger Agreement.

     Stock Performance Graph
     -----------------------

          The following graph compares the percentage change in the Company's cumulative total stockholders return on its Common Stock since January 25, 1993, the date of the Company's initial public offering, based upon the market price of the Company's Common Stock with the cumulative total returns of (i) the S&P 500 Stock Index and (ii) an index of a group of peer companies selected by the Company consisting of Arrhythmia Research Technical, Candela Corporation, Medstone International Inc. and Laserscope Surgical Systems.

                          TOTAL SHAREHOLDER RETURNS
                            REINVESTED DIVIDENDS

                                                 INDEXED RETURNS

      COMPANY NAME/INDEX              25-JAN-93   DEC-93   DEC-94   SEP-95
      ------------------              ---------   ------   ------   ------
      Advanced Mammography
        SYS Inc                          100      126.56   134.37    78.12
      S&P 500 Index                      100      108.86   110.30   143.13
      Peer Group                         100       77.17    49.15    84.46


                                 PROPOSALS II AND III

                   APPROVAL OF AMENDMENTS TO THE STOCK OPTION PLANS
                   ------------------------------------------------

     General
     -------

          On July 18, 1996, the Board of Directors authorized amendments (the "Amendments") to both of its Option Plans subject to stockholder approval. The Amendments would increase the number of shares of Common Stock offered under each Plan, permit transfer of options to members of the optionee's immediate family, revise the continuation of an option upon the cessation of the optionee's association with the Company and effect certain conforming changes. The stockholders are being asked to approve these Amendments.

          The Employee Plan covers all employees, including officers of the Company, and consultants or advisors to the Company. The Directors Plan covers all directors who are not employees of the Company.

          The Company has recently undertaken strategic moves to establish itself, including its management and employees, separate from Advanced NMR. One critical factor to the Company's ability to meet its new objectives is to retain existing employees and to attract new employees, including consultants, advisors and directors. Management believes that an essential part of attracting and incentivizing personnel is through stock options which give them an opportunity to participate in any future growth and to have an economic interest in their Company. The Board of Directors therefore determined that both Plans should be expanded to permit additional options to be granted thereunder as well as to incorporate certain modifications based upon the Company's experience with the Plans since their adoption in 1992, the current practices by other public issuers with their option plans and recent changes in the federal securities laws as to stock options and other employee compensation programs. Another objective of the Amendments is to bring the Plans more congruent with each other so the benefits thereunder would be more uniform.

     Voting
     ------

          The proposed amendments to the Employee Plan and the Directors Plan will be voted on separately at the Meeting. The Amendments to one of the Option Plans may be approved without regard to the approval or disapproval of the Amendments to the other Option Plan. The Board of Directors recommends a vote FOR approval of the Amendments to both Option Plans.

     Summary of Employee Plan
     ------------------------

          The Employee Plan is administered by the Compensation/Option Committee which consists of at least two members of the Board of Directors who are not corporate officers. Options are granted at the discretion of the Compensation/Option Committee to employees, including officers and directors, who are employed at the time the option is granted, of the Company and its subsidiaries, if any, and to their consultants and advisors.

          Incentive stock options ("ISOs") and non-qualified stock options ("NQSOs") may be granted under the Employee Plan. The option price per share under an option is determined on the date the option is granted, except the exercise price of an ISO must be equal to or greater than the fair market value on the date of grant, or in the case of an ISO granted to a holder of more than 10% of the voting power of all classes of stock of the Company (a "10% Stockholder"), 110% of such fair market value. In any year an eligible employee may not receive ISOs that permit him to first exercise an option in any calendar year for Common Stock with a fair market value on the date the ISO is granted of more than $100,000. Options granted under the Employee Plan become exercisable at such time or times as may be determined by the Compensation/Option Committee and as set forth in an employee's stock option agreement.

          An option terminates on the date established in the option agreement, which may not be more than 10 years after issuance or, in the case of ISOs granted to a 10% Stockholder, five years, subject to earlier termination. The options are non-transferable.

     Summary of Directors Plan
     -------------------------

          Each member of the Board of Directors of the Company who is not an employee of the Company qualifies as a non-employee director (a "qualified director"). Under the Directors Plan, qualified directors receive automatic grants of options without further action or authorization required by the Board of Directors. Qualified directors are to receive an initial grant of options to purchase 10,000 shares of Common Stock upon their election to the Board, at an exercise price equal to the fair market value on the trading day immediately preceding the date of grant and vesting after one year, except by practice some of these options have vested as to 2,500 shares after one year, and 1,250 shares each six months thereafter. In addition, on the first anniversary of such previous grant, and for each successive one-year anniversary thereafter, each qualified director will automatically receive options to purchase 2,500 shares of Common Stock exercisable commencing one year from the date of grant at the fair market value of the Common Stock on the trading day immediately preceding the date of grant. Options granted under the Directors Plan have a term of ten years, subject to earlier termination.

     Amendments
     ----------

          The proposed Amendments would increase the number of shares of the Company's Common Stock under the Employee Plan to 1,250,000 shares from 750,000 shares, and under the Directors Plan to 350,000 shares from 100,000 shares. As of the Record Date, options for 395,000 shares were outstanding under the Employee Plan and for 95,000 shares under the Directors Plan. Options for an additional 17,500 shares were granted under the Directors Plan subject to increasing the number of shares of Common Stock authorized thereunder. Management believes that the additional shares should be sufficient for the grant of options projected through the 1997 fiscal year. The Company intends to register the increased number of shares of Common Stock under each Option Plan on Form S-8 under the Securities Act of 1933 as soon as practicable after receiving stockholder approval.

          Options under both Options Plans are not transferable by an optionee, except upon death or disability when the option may be exercised by the estate or representative of the affected optionee, or pursuant to a qualified domestic relations order. These prohibitions upon transferability had been imposed for tax and securities laws reasons. Recent amendments to the securities laws eliminated the transferability prohibitions thereunder. The proposed Amendment would permit an optionee to make lifetime transfers of his options (excluding ISOs) to members of his immediate family. This Amendment may permit more efficient tax and estate planning for optionees.

          Both Option Plans set forth that at a certain time after the occurrence of a specified event (a "Terminating Event"), the option would terminate regardless of its stated term. These Terminating Events are death, disability or other termination of employment or retention of the optionee with the Company with the time periods ranging from three months to one year after the occurrence of the Terminating Event. The Amendment to the Employee Plan would provide that the Compensation/Option Committee may establish at the time of grant the continuation of the term of the option after a Terminating Event (but not beyond the stated term), provided that (i) all unvested options would terminate upon a Terminating Event,
     (ii) if the Terminating Event is termination of employment by the Company for cause or voluntary termination by the optionee without the consent of the Company, the vested options would terminate immediately upon the Terminating Event, and (iii) if the option is an ISO, the period of exercise after the Terminating Event would not exceed the maximum period permitted under the Code. The Amendment to the Directors Plan would provide that options thereunder would continue for five years after the death, disability or voluntary cessation of a directorship but not beyond the stated term, and the option would cease immediately upon the removal of a director for cause.

          Another Amendment would be that modifications or amendments of the Option Plans would be effected by the Board of Directors except that stockholder approval would be sought of any modification or amendment if required by Delaware law, the securities laws, the tax laws or the rules any stock exchange or trading system upon which the Common Stock may then be listed.

          In the event of a merger or consolidation in which the Company is not the surviving entity, the Option Plans have slightly different provisions as to the successor entity assuming the outstanding options. The Amendments would conform the applicable provisions of the two Option Plans, and also make clear that if upon the particular transaction the holders of the Company's Common Stock would receive securities of the surviving entity, such entity must assume all vested options or grant equivalent options to the options under the Option Plans. The option agreements will in most instances provide that unvested options would vest upon the occurrence of a Terminating Event.

          The last two proposed Amendments would only apply to the Directors Plan. Presently, options under the Directors Plan are to vest after one year. However, the practice has been that the vesting for the initial grant of 10,000 shares would as to 2,500 shares after one year, and as to 1,250 shares every six months thereafter for the next three years. This Amendment would conform the provisions of the Plan to existing vesting practice. In addition to the options automatically granted annually to the non-employee directors under the Directors Plan, the other proposed Amendment would permit the Compensation/Option Committee to grant discretionary options to non-employee directors upon terms as determined at the time of grant. Having the ability to permit additional non-cash awards to one or more directors should provide another means in seeking to maintain and attract non-employee directors. Recent changes in the securities laws permit an issuer to grant discretionary non-formula options to non-employee directors without causing possible adverse consequences to its directors and executive officers.

     Federal Income Tax Aspects
     --------------------------

          The following is a brief summary of the Federal income tax consequences of options under the Option Plans based upon the Federal income tax laws in effect on the date hereof. This summary is not intended to be exhaustive, and does not describe state or local tax consequences.

          Incentive Stock Options. No taxable income is realized by the participant upon the grant or exercise of an ISO. If a participant does not sell the Common Stock received upon the exercise of an ISO ("ISO Shares") until the later of (a) two years from the date of grant and (b) within one year from the date of exercise, when the shares are sold any gain (loss) realized will be long-term capital gain (loss). In such circumstances, no deduction will be allowed to the Company for Federal income tax purposes.

          If ISO Shares are disposed of prior to the expiration of the holding periods described above, the participant generally will realize ordinary income at that time equal to the excess, if any, of the fair market value of the shares at exercise (or, if less, the amount realized on the disposition of the shares) over the price paid for such ISO Shares. The Company will be entitled to deduct any such recognized amount. Any further gain or loss realized by the participant will be taxed as short-term or long-term capital gain or loss. Subject to certain exceptions for disability or death, if an ISO is exercised more than three months following the termination of the participant's employment, the option will generally be taxed as a non-qualified stock option.

          Non-Qualified Stock Options. No income is realized by the participant at the time a non-qualified stock option is granted. Generally upon exercise of non-qualified stock option, the participant will realize ordinary income in an amount equal to the difference between the price paid for the shares and the fair market value of the shares on the date of exercise. The Company will be entitled to a tax deduction in the same amount. Any appreciation (or depreciation) after date of exercise will be either short-term or long-term capital gain or loss, depending upon the length of time that the participant has held the shares.

                                STOCKHOLDER PROPOSALS

          Any proposal intended to be presented at the 1997 Annual Meeting of Stockholders of the Company (the "1997 Annual Meeting") by any stockholder of the Company must be received by the Secretary of the company at 46 Jonspin Road, Wilmington, Massachusetts 01887, not later than February 28, 1997, in order for such proposal to be included in the Company's proxy statement and proxy relating to the 1997 Annual Meeting. Nothing in this paragraph shall be deemed to require the Company to hold a 1997 Annual Meeting upon the anniversary date of the 1996 Annual Meeting or to include in its proxy statement and proxy relating to any such 1997 Annual Meeting any shareholder proposal that does not meet the requirements for including in effect at such time.

                                    OTHER MATTERS

          The Company will bear the cost of preparing, printing, assembling and mailing all proxy materials which may be sent to stockholders in connection with this solicitation. It is contemplated that brokerage houses and other nominee holders will forward the proxy materials to the beneficial owners of the Company's Common Stock at the request of the Company. The Company will reimburse such persons for reasonable out of pocket expenses incurred by them. In addition to the solicitation of proxies by use of the mails, officers and regular employees of the Company may solicit proxies without additional compensation, by telephone or telegraph. The Company does not expect to pay any compensation for the solicitation of proxies.

          The Company's independent certified public accountants for the fiscal period ended September 30, 1995 were Richard A. Eisner & Company, LLP of Cambridge, Massachusetts. The Board of Directors will select the auditors for the fiscal year ending September 30, 1996. It is expected that representatives of Richard A. Eisner & Company LLP will be present at the Meeting and will be available to respond to questions.

          The Company's Annual Report for the fiscal year ended September 30, 1995, is being mailed to stockholders entitled to vote at the Meeting. Upon written request, the Company will provide any stockholder a copy of its Annual Report on Form 10-K for its fiscal year ended September 30, 1995, as filed with the Securities and Exchange Commission. All such requests should be directed to Advanced Mammography Systems, Inc., 46 Jonspin Road, Wilmington, Massachusetts 01887, Attention: Charles Moche, Secretary.

                                   By Order of the Board of Directors,



                                   Charles Moche, Secretary
     July 29, 1996

                ADVANCED MAMMOGRAPHY SYSTEMS, INC. 1996 ANNUAL MEETING
                            TO BE HELD ON AUGUST 22, 1996

             THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

          The undersigned stockholder of ADVANCED MAMMOGRAPHY SYSTEMS, INC., a Delaware corporation (the "Company"), acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, dated July 29, 1996, and hereby constitutes and appoints Jack Nelson and Charles Moche, or either of them acting singly in the absence of the other, with the power of substitution in either of them, the proxies of the undersigned to vote with the same force and effect as the undersigned all shares of Common Stock of the Company held by the undersigned at the Annual Meeting of Stockholders of the Company to be held at Reid & Priest LLP, 40 West 57th Street, New York, NY, on August 22, 1996 at 10:00 A.M., Local Time, and at any adjournment or adjournments thereof, hereby revoking any proxy or proxies heretofore given and ratifying and confirming all that said proxies may do or cause to be done by virtue thereof with respect to the following matters:

          The undersigned hereby instructs said proxies or their substitutes:

          1.   The election of SEVEN directors nominated by the Board of
               Directors:
               FOR all nominees listed below      WITHHOLD AUTHORITY
                                                  to vote for all
               [ ] (except as indicated)          nominees listed below [ ]

          NOMINEES: Jack Nelson, Robert Spira, Enrique Levy, George Aaron,
                    Alison Estabrook, Sol Triebwasser, Bernard Weiner

     (INSTRUCTION:  To withhold authority to vote for any individual nominee or nominees, write such nominee's or nominees' name(s) in the space provided below.)

          2.   The amendments of the Company's 1992 Stock Option Plan.

               [ ] FOR            [ ] AGAINST              [ ] ABSTAIN

          3. The amendments of the Company's 1992 Non-Employee Directors' Stock Option Plan.

               [ ] FOR            [ ] AGAINST              [ ] ABSTAIN

          4. Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

          The proxy when properly executed will be voted as directed. If no direction is indicated, the proxy will be voted FOR the election of the SEVEN named individuals as director and FOR the amendments to the Company's Stock Option Plans.


                                   PLEASE SIGN, DATE AND MAIL THIS PROXY
                                   IMMEDIATELY IN THE ENCLOSED ENVELOPE.

                                   Date  . . . . . . . . . . . . . . . . . 1996

                                     . . . . . . . . . . . . . . . . . . . . .

                                     . . . . . . . . . . . . . . . . . . . . .

                                   Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please give your full title as it appears hereon. When signing as joint tenants, all parties in the joint tenancy must sign. When a proxy is given by a corporation, it should be signed by an authorized officer and the corporate seal affixed. No postage is required if returned in the enclosed

                       FORM OF AMENDED 1992 STOCK OPTION PLAN




                          Advanced Mammography Systems, Inc.
                                1992 STOCK OPTION PLAN
                                   October 21, 1992

                                      As Amended
                              Effective August 22, 1996


     1.        Purpose.
               -------

               The purpose of this plan (the "Plan") is to secure for Advanced Mammography Systems, Inc. (the "Company") and its stockholders the benefits arising from capital stock ownership by employees, officers and directors of, and consultants or advisors to, the Company and its subsidiary corporations who are expected to contribute to the Company's future growth and success. Except where the context otherwise requires, the term "Company" shall include all present and future subsidiaries of the Company as defined in Sections 424(e) and 424(f) of the Internal Revenue Code of 1986, as amended or replaced from time to time (the "Code"). Those provisions of the Plan which make express reference to Section 422 shall apply only to Incentive Stock Options (as that term is defined in the Plan).

     2.        Type of Options and Administration.
               ----------------------------------

               (a)  Types of Options.  Options granted pursuant to the Plan
                    ----------------
     shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Code or non-statutory options which are not intended to meet the requirements of Section 422 of the Code.

               (b)  Administration.  The Plan will be administered by the Board
                    --------------
     of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. The Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock, $.01 par value per share ("Common Stock") and issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, and to make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. No director or person acting pursuant to authority delegated by the Board of Directors shall be liable for any action or determination under the Plan made in good faith. The Board of Directors may, to the full extent permitted by or consistent with applicable laws or regulations (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), or any successor rule ("Rule 16b-3")), delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee with respect to the powers so delegated.

               (c)  Applicability of Rule 16b-3.  Those provisions of the Plan
                    ---------------------------
     which make express reference to Rule 16b-3 shall apply to the Company only at such time as the Company's Common Stock is registered under the Exchange Act, and then only to such persons as are required to file reports under
     Section 16(a) of the Exchange Act (a "Reporting Person").

     3.        Eligibility.
               -----------

               (a)  General. Options may be granted to persons who are, at the
                    -------
     time of grant, employees, officers or directors of, or consultants or advisors to, the Company; provided, that Incentive Stock Options may only
                               --------
     be granted to individuals who are employees of the Company (within the meaning of Section 3401(c) of the Code). A person who has been granted an option may, if he or she is otherwise eligible, be granted additional options if the Board of Directors shall so determine.

               (b)  Grant of Options to Directors and Officers.  The selection
                    ------------------------------------------
     of a director or an officer as a recipient of an option, the timing of the option grant, the exercise price of the option and the number of shares subject to the option shall be determined either by the Board of Directors or the Committee.

     4.        Stock Subject to Plan.
               ---------------------

               The stock subject to options granted under the Plan shall be shares of authorized but unissued or reacquired Common Stock. Subject to adjustment as provided in Section 15 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 1,250,000 shares. If an option granted under the Plan shall expire, terminate or is cancelled for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan.

     5.        Forms of Option Agreements.
               --------------------------

               As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement in such form not inconsistent with the Plan as may be approved by the Board of Directors. Such option agreements may differ among recipients.

     6.        Purchase Price.
               --------------

               (a)  General.  The purchase price per share of stock deliverable
                    -------
     upon the exercise of an option shall be determined by the Board of Directors at the time of grant of such option; provided, however, that in
                                                    --------  -------
     the case of an Incentive Stock Option, the exercise price shall not be less than 100% of the Fair Market Value (as hereinafter defined) of such stock, at the time of grant of such option, or less than 110% of such Fair Market Value in the case of options described in Section 11(b). "Fair Market Value" of a share of Common Stock of the Company as of a specified date for the purposes of the Plan shall mean the closing price of a share of the Common Stock on the principal securities exchange on which such shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such shares are traded if no shares were traded on such immediately preceding day, or if the shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the shares are not publicly traded, Fair Market Value of a share of Common Stock (including, in the case of any repurchase of shares, any distributions with respect thereto which would be repurchased with the shares) shall be determined in good faith by the Board of Directors. In no case shall Fair Market Value be determined with regard to restrictions other than restrictions which, by their terms, will never lapse.

               (b)  Payment of Purchase Price.  Options granted under the Plan
                    -------------------------
     may provide for the payment of the exercise price by delivery of cash or a check to the order of the Company in an amount equal to the exercise price of such options, or, to the extent provided in the applicable option agreement, (i) by delivery to the Company of shares of Common Stock of the Company having a Fair Market Value on the date of exercise equal in amount to the exercise price of the options being exercised, (ii) by any other means (including, without limitation, by delivery of a promissory note of the optionee payable on such terms as are specified by the Board of Directors) which the Board of Directors determines are consistent with the purpose of the Plan and with applicable laws and regulations (including, without limitation, the provisions of Rule 16b-3 and Regulation T or G promulgated by the Federal Reserve Board) or (iii) by any combination of such methods of payment.

     7.        Option Period.
               -------------

               Subject to earlier termination as provided in the Plan, each option and all rights thereunder shall expire on such date as determined by the Board of Directors and set forth in the applicable option agreement, provided, that such date shall not be later than (10) ten years after the
     --------
     date on which the option is granted or in the case of options described in
     Section 11(b), five (5) years.

     8.        Exercise of Options.
               -------------------

               Each option granted under the Plan shall be exercisable either in full or in installments at such time or times and during such period as shall be set forth in the option agreement evidencing such option, subject to the provisions of the Plan. No option granted to a Reporting Person for purposes of the Exchange Act, however, shall be exercisable during the first six months after the date of grant. Subject to the requirements in the immediately preceding sentence, if an option is not at the time of grant immediately exercisable, the Board of Directors may (i) in the agreement evidencing such option, provide for the acceleration of the exercise date or dates of the subject option upon the occurrence of specified events, including certain change of control transactions, and/or
     (ii) at any time prior to the complete termination of an option, accelerate the exercise date or dates of such option.

     9.        Restrictions on Transferability of Options.
               ------------------------------------------

               No option granted under this Plan shall be assignable or otherwise transferable by the optionee except (i) by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder or (ii) with respect to the options that are not Incentive Stock Options to a spouse or lineal descendant or lineal ascendant regardless of the location of such person's domicile (each of the foregoing assignments or transfers being hereinafter referred to as a "Permitted Assignment"). An option may be exercised during the lifetime of the optionee only by the optionee or an assignee of the optionee, who obtained such option pursuant to a Permitted Assignment (a "Permitted Assignee"). In the event of a Permitted Assignment, the assigned option shall thereafter be exercisable, during the period specified in the option agreement, by the Permitted Assignee to the full extent to which such option was exercisable by the optionee at the time of the Permitted Assignment during the periods set forth in Section 10 or 11(d).

     10.       Effect of Termination of Employment or Other
               --------------------------------------------
               Relationship.
               ------------

               Except as provided in Section 11(d) with respect to Incentive Stock Options, and subject to the provisions of the Plan, an optionee or Permitted Assignee may exercise an option at any time during the period (which in no event shall be longer than the stated term of an option) specified by the Board of Directors in the option agreement pursuant to which such option was granted (the "Continuation Period") following the termination of the optionee's employment or other relationship with the Company or the death or disability of the optionee (each, a "Termination Event"), provided, however, that (i) all unvested options shall terminate upon the occurrence of a Termination Event, and (ii) if the Termination Event is termination of employment by the Company for cause, the voluntary termination by the optionee without the consent of the Company, or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, all vested options held by the optionee shall terminate immediately upon the occurrence of such Termination Event. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the optionee.

     11.       Incentive Stock Options.
               -----------------------

               Options granted under the Plan which are intended to be Incentive Stock Options shall be subject to the following additional terms and conditions:

               (a)  Express Designation.  All Incentive Stock Options granted
                    -------------------
     under the Plan shall, at the time of grant, be specifically designated as such in the option agreement covering such Incentive Stock Options.

               (b)  10% Stockholder.  If any employee to whom an Incentive Stock
                    ---------------
     Option is to be granted under the Plan is, at the time of the grant of such option, the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company (after taking into account the attribution of stock ownership rules of Section 424(d) of the
     Code), then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                    (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the Fair Market Value of one share of Common Stock at the time of grant; and

                    (ii) the option exercise period shall not exceed five years from the date of grant.

               (c)  Dollar Limitation.  For so long as the Code shall so
                    -----------------
     provide, options granted to any employee under the Plan (and any other incentive stock option plans of the Company) which are intended to constitute Incentive Stock Options shall not constitute Incentive Stock Options to the extent that such options, in the aggregate, become exercisable for the first time in any one calendar year for shares of Common Stock with an aggregate Fair Market Value, as of the respective date or dates of grant, of more than $100,000.

               (d)  Termination of Employment, Death or Disability.  No
                    ----------------------------------------------
     Incentive Stock Option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by the Company, except that an Incentive Stock Option may be exercised by the optionee or transferee of a deceased optionee during the Continuation Period as provided for in the option agreement pursuant to which such option was granted following a Termination Event, provided, however, that (i) all unvested options shall terminate upon the occurrence of a Termination Event, (ii) if the Termination Event is termination of employment by the Company for cause, the voluntary termination of the optionee without the consent of the Company, or is otherwise attributable to a breach by the optionee of an employment or confidentiality or non-disclosure agreement, all vested options held by the optionee shall terminate immediately upon the occurrence of such Termination Event, and (iii) the Continuation Period shall not exceed the maximum period permitted under the Code.

     For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations). Notwithstanding the foregoing provisions, no Incentive Stock Option may be exercised after its expiration date.

     12.       Additional Provisions.
               ---------------------

               (a)  Additional Option Provisions.  The Board of Directors may,
                    ----------------------------
     in its sole discretion, include additional provisions in option agreements covering options granted under the Plan, including without limitation restrictions on transfer, repurchase rights, rights of first refusal, commitments to pay cash bonuses, to make, arrange for or guaranty loans or to transfer other property to optionees upon exercise of options, or such other provisions as shall be determined by the Board of Directors; provided, that such additional provisions shall not be inconsistent with
     --------
     any other term or condition of the Plan and such additional provisions shall not cause any Incentive Stock Option granted under the Plan to fail to qualify as an Incentive Stock Option within the meaning of Section 422 of the Code.

               (b)  Acceleration Extension. Etc.  The Board of Directors may, in
                    ---------------------------
     its sole discretion, (i) accelerate the date or dates on which all or any particular option or options granted under the Plan may be exercised or
     (ii) extend the dates during which all, or any particular, option or options granted under the Plan may be exercised; provided, however, that no
                                                      --------  -------
     such extension shall be permitted if it would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3.

     13.       General Restrictions.
               --------------------

               (a)  Investment Representations.  The Company may require any
                    --------------------------
     person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his or her own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws, or with covenants or representations made by the Company in connection with any public offering of its Common Stock.

               (b)  Compliance With Securities Law.  Each option shall be
                    ------------------------------
     subject to the requirement that if, at any time, counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, or that the disclosure of non-public information or the satisfaction of any other condition is necessary as a condition of, or in connection with the issuance or purchase of shares thereunder, such option may not be exercised, in whole or in part, unless such listing, registration, qualification, consent or approval, or satisfaction of such condition shall have been effected or obtained on conditions acceptable to the Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification, or to satisfy such condition.

     14.       Rights as a Stockholder.
               -----------------------

               The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option (including, without limitation, any rights to receive dividends or non-cash distributions with respect to such shares) until the date of issue of a stock certificate to him or her for such shares. No adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

     15.       Adjustment Provisions for Recapitalizations,
               --------------------------------------------
               Reorganizations and Related Transactions.
               ----------------------------------------

               (a)  Recapitalizations and Related Transactions.  If, through or
                    ------------------------------------------
     as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding options under the Plan, and (z) the price for each share subject to any then outstanding options under the Plan, without changing the aggregate purchase price as to which such options remain exercisable. Notwithstanding the foregoing, no adjustment shall be made pursuant to this Section 15 if such adjustment (i) would cause the Plan to fail to comply with Section 422 of the Code or with Rule 16b-3, to the extent then applicable or (ii) would be considered as the adoption of a new plan requiring stockholder approval.

               (b)  Reorganization, Merger and Related Transactions.  If the
                    -----------------------------------------------
     Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such options may be exercised so that the aggregate purchase price as to which such options may be exercised shall be the same as the aggregate purchase price as to which such options may be exercised for the shares remaining subject to the options immediately prior to such reorganization, merger, or consolidation.

               (c)  Board Authority to Make Adjustments.  Any adjustments under
                    -----------------------------------
     this Section 15 will be made by the Board of Directors, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

     16.       Merger, Consolidation, Asset Sale, Liquidation etc.
               --------------------------------------------------

               (a)  General.  In the event of a consolidation or merger in which
                    -------
     the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Board of Directors of the Company or the Board of Directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding options: (i) provide for all outstanding options to be assumed, or equivalent options to be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided that any such options substituted for Incentive Stock
               --------
     Options shall meet the requirements of Section 424(a) of the Code, and (ii) in the event of a Corporate Transaction under the terms of which holders of Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction, provide that all outstanding options shall become exercisable in full immediately prior to such event. At least ten (10) days prior to the effective date of a Corporate Transaction, the Board of Directors or the Committee shall give the optionees notice of such Corporate Transaction. The failure or delay of the Board of Directors or the Committee to provide notice of a Corporate Transaction shall not impair the Company's ability to effect such Corporate Transaction or to take any other actions hereunder.

               (b)  Substitute Options.  The Company may grant options under the
                    ------------------
     Plan in substitution for options held by employees of another corporation who become employees of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the employing corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

     17.       No Special Employment Rights.
               ----------------------------

               Nothing contained in the Plan or in any option shall confer upon any optionee any right with respect to the continuation of his or her employment by the Company or interfere in any way with the right of the Company at any time to terminate such employment or to increase or decrease the compensation of the optionee.

     18.       Other Employee Benefits.
               -----------------------

               Except as to plans which by their terms include such amounts as compensation, the amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute compensation with respect to which any other employee benefits of such employee are determined, including, without limitation, benefits under any bonus, pension, profit-sharing, life insurance or salary continuation plan, except as otherwise specifically determined by the Board of Directors.

     19.       Amendment of the Plan.
               ---------------------

               (a) The Board of Directors may at any time, and from time to time, modify or amend the Plan in any respect consistent with any applicable laws or regulations or the requirements of any stock exchange or trading system upon which the securities of the Company may then be listed (including, without limitation, applicable state law, Rule 16b-3 and Section 422 of the Code with respect to Incentive Stock Options).

               (b) The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify (i) the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under
     Section 422 of the Code and (ii) the terms and provisions of the Plan and of any outstanding option to the extent necessary to ensure the qualification of the Plan under Rule 16b-3.

     20.       Withholding.
               -----------

               (a) The Company shall have the right to deduct from payments of any kind otherwise due to the optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the optionee may elect to satisfy such obligations, in whole or in part,
     (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an option or (ii) by delivering to the Company shares of Common Stock already owned by the optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An optionee who has made an election pursuant to this
     Section 20(a) may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements.

               (b) The acceptance of shares of Common Stock upon exercise of an Incentive Stock Option shall constitute an agreement by the optionee (i) to notify the Company if any or all of such shares are disposed of by the optionee within two years from the date the option was granted or within one year from the date the shares were transferred to the optionee pursuant to the exercise of the option, and (ii) if required by law, to remit to the Company, at the time of and in the case of any such disposition, an amount sufficient to satisfy the Company's federal, state and local withholding tax obligations with respect to such disposition, whether or not, as to both (i) and (ii), the optionee is in the employ of the Company at the time of such disposition.

               (c) Notwithstanding the foregoing, in the case of a Reporting Person, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

     21.       Cancellation and New Grant of Options, Etc.
               ------------------------------------------

               The Board of Directors shall have the authority to effect, at any time and from time to time, with the consent of the affected optionees, (i) the cancellation of any or all outstanding options under the Plan and the grant in substitution therefor of new options under the Plan covering the same or different numbers of shares of Common Stock and having an option exercise price per share which may be lower higher than the exercise price per share of the cancelled options or (ii) the amendment of the terms of any and all outstanding options under the Plan to provide an option exercise price per share which is higher or lower than the then-current exercise price per share of such outstanding options.

     22.       Effective Date and Duration of the Plan.
               ---------------------------------------

               (a)  Effective Date.  The Plan shall become effective when
                    --------------
     adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, no options previously granted under the Plan shall be deemed to be Incentive Stock Options and no Incentive Stock Options shall be granted thereafter. Amendments to the Plan not requiring stockholder approval shall become effective when adopted by the Board of Directors; amendments requiring stockholder approval (as provided in Section 19) shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted after the date of such amendment shall become exercisable (to the extent that such amendment to the Plan was required to enable the Company to grant such Incentive Stock Option to a particular optionee) unless and until such amendment shall have been approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months of the Board's adoption of such amendment, any Incentive Stock Options granted on or after the date of such amendment shall terminate to the extent that such amendment to the Plan was required to enable the Company to grant such option to a particular optionee. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

               (b)  Termination.  Unless sooner terminated in accordance with
                    -----------
     Section 16, the Plan shall terminate upon the earlier of (i) the close of business on the day next preceding the tenth anniversary of the date of its adoption by the Board of Directors, or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

     23.       Provision for Foreign Participants.
               ----------------------------------

               The Board of Directors may, without amending the Plan, modify awards or options granted to participants who are foreign nationals or employed outside the United States to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.

     24.       Governing Law.
               -------------

               The provisions of this Plan shall be governed and construed in accordance with the laws of the State of Delaware without regard to the principles of conflicts of laws.

                                   Adopted by the Board of Directors
                                   on October 21, 1992, amended
                                   effective August 22, 1996

                    FORM OF AMENDED 1992 DIRECTORS STOCK OPTION
                           PLAN FOR NON-EMPLOYEE DIRECTORS



                          ADVANCED MAMMOGRAPHY SYSTEMS, INC.

                           1992 DIRECTORS STOCK OPTION PLAN
                              FOR NON-EMPLOYEE DIRECTORS

                                      AS AMENDED
                              EFFECTIVE AUGUST 22, 1996

          1.   Purpose.  The purpose of the 1992 Stock Option Plan For
               -------
     Non-Employee Directors of ADVANCED MAMMOGRAPHY SYSTEMS, INC. is to serve the best interests of the Company, to provide incentive to non-employee directors of the Company and to attract to the Company individuals of experience and ability to serve as directors.

          2.   Definitions.
               -----------

               (a)  "Board" shall mean the Board of Directors of the Company.

               (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

               (c) "Committee" shall mean a Committee appointed by the Board in accordance with Section 4 of the Plan.

               (d) "Common Stock" shall mean the Common Stock, $.01 par value, of the Company.

               (e) "Company" shall mean Advanced Mammography Systems, Inc., a Delaware corporation.

               (f) "Disability" shall mean the condition of a Director who is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months, all within the meaning of Section 22(e)(3) of the Code.

               (g) "Exercise Price" shall mean the price per Share of Common Stock, which shall be an amount equal to 100% of the Fair Market Value per share of the Shares on the Date of Grant.

               (h) "Fair Market Value" of a Share of Common Stock as of a specified date shall mean the closing price of a Share on the principal securities exchange on which such Shares are traded on the day immediately preceding the date as of which Fair Market Value is being determined, or on the next preceding date on which such Shares are traded if no Shares were traded on such immediately preceding day, or if the Shares are not traded on a securities exchange, Fair Market Value shall be deemed to be the average of the high bid and low asked prices of the Shares in the over-the-counter market on the day immediately preceding the date as of which Fair Market Value is being determined or on the next preceding date on which such high bid and low asked prices were recorded. If the Shares are not publicly traded, Fair Market Value shall be determined by the Board or Committee. In no case shall Fair Market Value be less than the par value of a Share of a Common Stock.

               (i) "Option" shall mean a stock option granted pursuant to the Plan.

               (j) "Optionee" shall mean a person to whom an Option has been granted.

               (k) "Plan" shall mean this Advanced Mammography Systems, Inc. 1992 Stock Option Plan for non-employee directors.

               (l) "Purchase Price" shall mean the Exercise Price times the number of whole Shares with respect to which an Option is exercised.

               (m) "Securities Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               (n)  "Share" shall mean one share of Common Stock.

          3.   Effective Date.  This Plan was adopted and approved by the Board
               --------------
     effective December 22, 1992.

          4.   Administration.  The Plan shall be administered by the Board or a
               --------------
     Committee appointed by the Board comprised solely of two or more non-employee directors. The Board may from time to time remove members from, or add members to, the Committee. Vacancies on the Committee, however caused, shall be filled by the Board.

               The Board or Committee shall have the full power and authority to take all actions and to make all determinations required or provided for under the Plan, any Option, or any option agreement entered into hereunder and all such other actions and determinations not inconsistent with the specific terms and provisions of the Plan deemed by the Board or Committee to be necessary or appropriate to the administration of the Plan, any Option, or any option agreement entered into hereunder. Any acts reduced to or approved in writing by a majority of the members of the Board or Committee or approved by majority vote of the Board members or Committee members shall be the valid acts of the Board or Committee. Any interpretation or construction by the Board or Committee of any provision of the Plan, of any Option, or of any option agreement entered into hereunder shall be final and conclusive. No Board or Committee member shall be liable for any action or determination made in good faith with respect to the Plan, any Option, or any option agreement entered into hereunder.

          5.   Eligibility and Grants.  All directors of the Company who are not
               ----------------------
     officers or employees of the Company and who have not received options under the Advanced Mammography Systems, Inc. 1992 Stock Option Plan (the "Stock Option Plan") shall be eligible to receive Options hereunder as provided below.

               (a) Options shall be granted automatically to each eligible director by the Board or Committee, subject to the applicable limits of the Plan as follows: (i) each person who becomes an eligible director shall be granted an option to purchase 10,000 Shares of Common Stock (the "Initial Option") on the close of business on the date of his or her initial election to the Board; and (ii) each eligible director shall be granted an additional option to purchase 2,500 Shares of Common Stock (the "Annual Option") on the first anniversary of his or her previous grant, and for each successive one-year anniversary thereafter, provided he or she is an eligible director on the date of grant and shall have served on the Board the entire preceding twelve (12) month period. If the number of Shares which may be the subject of Options under the Plan is not sufficient to make all automatic grants required to be made pursuant to the Plan on the applicable date, the number of Shares subject to the Options granted to each director shall be reduced on a pro rata basis.

               (b) The Board or the Committee may, in its sole discretion, grant additional Options to directors of the Company, who are not officers or employees of the Company, upon such terms as may be determined by the Board or the Committee at the time of grant.

          6.   Stock.  The stock subject to Options granted under the Plan shall
               -----
     be Shares of authorized but unissued or reacquired Common Stock. The aggregate number of Shares which may be issued under Options exercised under this Plan shall not exceed 350,000. The number of Shares subject to Options outstanding under the Plan at any time may not exceed the number of Shares remaining available for issuance under the Plan. In the event that any Option outstanding under the Plan expires for any reason or is terminated, the Shares allocable to the unexercised portion of such Option may again be subjected to an Option under the Plan.

               The limitations established by this Section 6 shall be subject to adjustment upon the occurrence of the events specified and in the manner provided in Section 10 hereof.

          7.   Terms and Conditions of Options.  Options granted pursuant to the
               -------------------------------
     Plan shall be evidenced by written agreements in such form as the Board or a Committee shall from time to time determine, which agreements shall comply with and be subject to the following terms and conditions:

               (a) Subject to paragraphs 7(b) and (c), (i) each Initial Option granted hereunder is exercisable with respect to Twenty-Five percent (25%) of the Shares subject to such Option one year after the date of grant and as to Twelve and One-Half percent (12.5%) of the Shares subject to such Option every six months thereafter for the next three years after the date of grant; and (ii) each Annual Option is exercisable with respect to One Hundred percent (100%) of the Shares subject to such Option one year after the date of grant.

               (b) No shares subject to Options which are unexercisable at the termination of the Optionee's directorship shall thereafter be exercisable.

               (c) The grant of Options by the Board or Committee shall be effective as of the date of grant; provided, however, that no Option granted hereunder shall be exercisable unless and until the holder shall enter into an individual option agreement with the Company that shall set forth the terms and conditions of such Option. Each such agreement shall expressly incorporate by reference the provisions of this Plan (a copy of which shall be made available for inspection by the Optionee during normal business hours at the principal office of the Company) and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

               (d) To exercise an Option, the Optionee shall give written notice to the Company specifying the number of Shares to be purchased and shall pay for such Shares at the time of exercise. Such payment may be made in cash, through delivery to the Company of Shares of Common Stock with a Fair Market Value equal to the option price or through a combination of cash and Shares, and any Shares so delivered shall be valued at their Fair Market Value on the date on which the Option is exercised. No Shares shall be issued until full payment therefor has been made.

               (e) No Option shall be assignable or otherwise transferable by the Optionee except (i) by will or by the laws of descent and distribution or pursuant to a qualified domestic relations order as defined in the Code or Title I of the Employee Retirement Income Security Act, or the rules thereunder or (ii) to a spouse or lineal descendant or lineal ascendant regardless of the location of such person's domicile (each of the foregoing assignments or transfers being hereinafter referred to as a "Permitted Assignment"). An Option may be exercised during the lifetime of the Optionee only by the Optionee or an assignee of the Optionee, who obtained such Option pursuant to a Permitted Assignment (a "Permitted Assignee").
     In the event of a Permitted Assignment, the assigned Option shall thereafter be exercisable, during the period specified in the option agreement, by the Permitted Assignee to the full extent to which such Option was exercisable by the Optionee at the time of the Permitted Assignment during the periods set forth in Section 8.

               (f) An Optionee or a transferee of a deceased Optionee shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the date of the issuance of a stock certificate for such Shares. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in Section 10.

               (g) Subject to the terms and conditions and within the limitations of the Plan, the Board or Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the exchange of outstanding Options (to the extent not theretofore exercised) for the granting of new Options in substitution therefor. Notwithstanding the foregoing, however, no modification of an Option shall, without the consent of the Optionee, impair any rights or obligations under any Option theretofore granted under the Plan.

               (h) The option agreements authorized under the Plan shall contain such other provisions not inconsistent with the terms of the Plan, including, without limitation, restrictions upon the exercise of the Option, as the Board or Committee shall deem advisable.

     8.        Expiration of Options.
               ---------------------

               (a) No Optionee may exercise any Option after the expiration of ten (10) years from the date the Option was granted.

               (b) Except as provided elsewhere in this paragraph, no Optionee or Permitted Assignee may exercise any Option upon the termination of the Optionee's directorship or the death or disability of the Optionee (each, a "Termination Event"). Subject to the provisions of the Plan and notwithstanding the immediately preceding sentence, an Optionee or Permitted Assignee may exercise an Option at any time during the period (which in no event shall be longer than the stated term of an Option) specified by the Board in the option agreement pursuant to which such option was granted (the "Continuation Period") following the Termination Event, provided, however, that (i) all unvested Options shall terminate upon the occurrence of a Termination Event, and (ii) if the Termination Event is termination of directorship or other employment by the Company for cause, the voluntary termination by the Optionee without the consent of the Company, or is otherwise attributable to a breach by the Optionee of an employment or confidentiality or non-disclosure agreement, all vested Options held by the Optionee shall terminate immediately upon the occurrence of such Terminating Event. The Board of Directors shall have the power to determine what constitutes a termination for cause or a breach of an employment or confidentiality or non-disclosure agreement, whether an Optionee has been terminated for cause or has breached such an agreement, and the date upon which such termination for cause or breach occurs. Any such determinations shall be final and conclusive and binding upon the Optionee.

          9.   Term of Plan.  Options may be granted pursuant to the Plan until
               ------------
     ten years from the date that the Plan is adopted by the Board or ten years from the date that the Plan is approved by the shareholders of the Company, whichever occurs earlier.

          10.  Adjustment Provisions for Recapitalizations,
               --------------------------------------------
               Reorganizations and Related Transactions.
               ----------------------------------------

               (a)  Recapitalizations and Related Transactions.  Subject to any
                    ------------------------------------------
     required action by the shareholders of the Company, if, through or as a result of any recapitalization, reclassification, stock dividend, stock split, reverse stock split or other similar transaction, (i) the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities of the Company, or (ii) additional Shares or new or different shares or other non-cash assets are distributed with respect to such shares of Common Stock or other securities, an appropriate and proportionate adjustment shall be made in (x) the maximum number and kind of shares reserved for issuance under the Plan, (y) the number and kind of shares or other securities subject to any then outstanding Options under the Plan, and (z) the price for each Share subject to any then outstanding Options under the Plan, without changing the aggregate purchase price as to which such Options remain exercisable.

               (b)  Reorganization, Merger and Related Transactions. Subject to
                    -----------------------------------------------
     any required action by the shareholders of the Company, if the Company shall be the surviving corporation in any reorganization, merger or consolidation of the Company with one or more other corporations, any then outstanding Option granted pursuant to the Plan shall pertain to and apply to the securities to which a holder of the number of shares of Common Stock subject to such Options would have been entitled immediately following such reorganization, merger, or consolidation, with a corresponding proportionate adjustment of the purchase price as to which such Options may be exercised so that the aggregate purchase price as to which such Options may be exercised shall be the same as the aggregate purchase price as to which such Options may be exercised for the Shares remaining subject to the Options immediately prior to such reorganization, merger, or consolidation.

               (c)  Board Authority to Make Adjustments.  Any adjustments under
                    -----------------------------------
     this Section 10 will be made by the Board or Committee, whose determination as to what adjustments, if any, will be made and the extent thereof will be final, binding and conclusive. No fractional shares will be issued under the Plan on account of any such adjustments.

               (d) Except as herein before expressly provided in this Section 10, the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class, stock split, or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class or by reason of any dissolution, liquidation, merger or consolidation or spin-off of assets or stock of another corporation, and any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class, shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares subject to the Option.

               (e) The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or consolidate or to dissolve, liquidate, sell or transfer all or any part of its business or assets.

          11.  Merger, Consolidation, Asset Sale, Liquidation etc.
               --------------------------------------------------

               (a)  General.  In the event of a consolidation or merger in which
                    -------
     the Company is not the surviving corporation, or sale of all or substantially all of the assets of the Company in which outstanding shares of Common Stock are exchanged for securities, cash or other property of any other corporation or business entity or in the event of a liquidation of the Company (collectively, a "Corporate Transaction"), the Board or the Board of Directors of any corporation assuming the obligations of the Company, may, in its discretion, take any one or more of the following actions, as to outstanding Options: (i) provide for all outstanding Options to be assumed, or equivalent Options to be substituted, by the acquiring or succeeding corporation (or an affiliate thereof), provided
                                                                    --------
     that any such Options substituted for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (ii) in the event of a Corporate Transaction under the terms of which holders of Common Stock of the Company will receive upon consummation thereof a cash payment for each share surrendered in the Corporate Transaction, provide that all or any outstanding Options shall become exercisable in full immediately prior to such event. At least ten (10) days prior to the effective date of a Corporate Transaction, the Board or the Committee shall give the Optionees notice of such Corporate Transaction. The failure or delay of the Board or the Committee to provide notice of a Corporate Transaction shall not impair the Company's ability to effect such Corporate Transaction or to take any other actions hereunder.

               (b)  Substitute Options.  The Company may grant Options under the
                    ------------------
     Plan in substitution for Options held by non-employee directors of another corporation who become directors of the Company, or a subsidiary of the Company, as the result of a merger or consolidation of the other corporation with the Company or a subsidiary of the Company, or as a result of the acquisition by the Company, or one of its subsidiaries, of property or stock of the employing corporation. The Company may direct that substitute Options be granted on such terms and conditions as the Board of Directors considers appropriate in the circumstances.

          12.  Securities Law Requirements.  No Shares shall be issued upon the
               ---------------------------
     exercise of any Option unless and until the Company has determined that:
     (i) it and the Optionee have taken all actions required to register the Shares under the Securities Act of 1933, as amended or perfect an exemption from the registration requirements thereof; (ii) any applicable listing requirement of any stock exchange on which the Common Stock is listed has been satisfied; and (iii) any other applicable provision of state or Federal law has been satisfied.

          13.  Amendment of the Plan.  The Board or Committee may at any time
               ---------------------
     terminate, and from time to time may amend or modify the Plan consistent with any applicable laws or regulations or the requirements of any stock exchange or trading system upon which the securities of Company may then be listed (including, without limitation, applicable state law and Rule 16b-3 promulgated under the Securities Exchange Act of 1934, or any successor rule).

          14.  No Obligation to Exercise Option.  The granting of an Option
               --------------------------------
     shall impose no obligation upon the Optionee to exercise such Option.

          15.  Limitation of Rights.
               --------------------

               (a)  No Right to Continue as a Director.  Neither the Plan nor
                    ----------------------------------
     the granting of an Option nor any other action taken pursuant to the Plan, shall constitute or be evidence of any agreement or understanding, express or implied, that the Company will retain a director for any period of time.

               (b)  No Shareholder Rights for Options.  An Optionee shall have
                    ---------------------------------
     no rights as a shareholder with respect to the Shares covered by his or her Option until the date of the issuance to him or her of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

          16.  Withholding.
               -----------

               The Company shall have the right to deduct from payments of any kind otherwise due to the Optionee any federal, state or local taxes of any kind required by law to be withheld with respect to any shares issued upon exercise of Options under the Plan. Subject to the prior approval of the Company, which may be withheld by the Company in its sole discretion, the Optionee may elect to satisfy such obligations, in whole or in part, (i) by causing the Company to withhold shares of Common Stock otherwise issuable pursuant to the exercise of an Option or (ii) by delivering to the Company shares of Common Stock already owned by the Optionee. The shares so delivered or withheld shall have a Fair Market Value equal to such withholding obligation as of the date that the amount of tax to be withheld is to be determined. An Optionee who has made an election pursuant to this
     Section 15 may only satisfy his or her withholding obligation with shares of Common Stock which are not subject to any repurchase, forfeiture, unfulfilled vesting or other similar requirements. Notwithstanding the foregoing, no election to use shares for the payment of withholding taxes shall be effective unless made in compliance with any applicable requirements of Rule 16b-3.

          17.  Governing Law.  The provisions of this Plan shall be governed and
               -------------
     construed in accordance with the laws of the State of Delaware.



                                         Adopted by the Board of Directors on
                                         December 22, 1992, amended effective
                                         August 22, 1996